DIRECTORS’ CONSENT RESOLUTION

ESTABLISHING ATHLETE ADVISORY COMMITTEE

FOR

SPARBAR, INC., A DELAWARE CORPORATION

THE UNDERSIGNED, constituting all of the Directors of Sparbar, Inc. a Delaware Corporation (the “Company”) hereby consent to the actions expressed in the following resolutions effective as of January __, 2020:

WHEREAS, Kenny Lam has organized the Company pursuant to the General Corporation Law of Delaware (the “GCL”);

WHEREAS, The Certificate of Incorporation for the Company and the GCL provide that the Directors may consent to actions in writing that they could otherwise take in a meeting of the Directors;

WHEREAS, the Directors, as contemplated by the Articles of Incorporation, desire to (i) establish an Athlete Advisory Committee as an Advisory Committee and (ii) define the role, responsibilities, authority, membership, and operations of such committee;

NOW, THEREFORE, it is hereby:

RESOLVED, that the Directors hereby establish the Athlete Advisory Committee (the “Committee”) and approves its charter, in the form presented in Exhibit “A” to this Resolution;

FURTHER RESOLVED, that Company shall indemnify and hold harmless the Members of the Committee to the full extent authorized or permitted by law with respect to any claim, liability, action, or proceeding instituted or threatened against or incurred by any Member and arising in connection with the Member’s conduct or position at any time as a Member of the Committee;

FURTHER RESOLVED; that the Directors will appoint the Members of the Committee; and

FURTHER RESOLVED, that the acts taken above and resolutions are approved, ratified, and adopted.

IN WITNESS WHEREOF, the undersigned have executed this written consent as of the dates indicated below.

{Signature Page Follows}

For SPARBAR, INC., A DELAWARE CORPORATION

________________________________________	______________
Kenny Lam, Director	Date
________________________________________	______________
Lin Kuan Liang Nicolas, Director	Date
________________________________________	______________
Jasvinder Singh Gill, Director	Date

Exhibit “A”

Athlete Advisory Committee Charter

I.	Name. The Committee shall be called the Athlete Advisory Committee (the “Committee”). It is authorized by the Board of Directors and will serve at the pleasure of the governing body.

II.	Purpose, Scope of Work and Benefit. The Committee is created as a standing committee for the purpose of working with the Sparbar, Inc. Board of Directors. The committee shall limit its activities to advising on matters that directly concern the products and growth of the Sparbar brand. The Committee shall have no legal responsibilities and is formed to give advice and recommendations to the board and management. It cannot compel the board or staff to act on its recommendations or feedback

The Advisory Committee shall:

•       be comprised of diverse skills and experiences

•       provide board and management with objective opinions about the organization

•       provide input, skills and knowledge towards specific brand building projects and initiatives

•       sign a conflict of interest disclosure and waiver statements, if applicable

•       consent to Sparbar’s use of Committee member names and likenesses for marketing purposes.

Specific scope of work of the Advisory Committee may include the following:

•       identify fundraising, technical assistance and marketing resources

•       assess the impact of programs, projects and events

•       serve as ad hoc on short-term events such as, the Annual Meeting

•       serve as a non-political advocate and ambassador for the organization

•       ____________________________________________________________

•       ____________________________________________________________

•       ____________________________________________________________

III.	Exclusions.

A.                  Decision making. Advisory members shall have no power to make decisions about the organization. They cannot outline rules for how the organization operate, give employees instructions or give directives to the Board of Directors or management.

B.                  Spokesperson. Advisory members shall not speak on behalf of the organization without prior written approval of the Board or CEO. This includes speaking to the press or discussing confidential business matters with employees, clients or vendors.

IV.	Membership. The advisory committee shall consist of least ______ members. Members will be selected and appointed by the Board and each Member will consent to its appointment in writing. The term of each member shall be 1.5 years or some other term as specified by the Directors at the time of appointment of the Member.

V.	Organizational Structure. The Board of Directors will appoint a President of the Committee to serve as the Committee’s representative to the Board.

VI.	Procedural Rules.

A.                  Meetings: The committee will meet at least ____ times per year. Written notices of upcoming meetings will be emailed to members at least seven days before a meeting. Meeting shall be held at Sparbar, Inc. or offsite locations and may be conducted electronically.

B.                  Minutes. Minutes of each meeting will be kept. The Committee President will ensure that minutes are kept and that such minutes are emailed to the Board, Committee and management within two weeks after a meeting.

C.                  Recommendations and Reports: Committee recommendations and reports will be submitted in writing to the board. Documents will include both suggested action and justification for suggestions. The board will respond/react to such recommendations/reports in writing.

D.                  Dismissal. Members who are absent without reasonable cause from two successive meetings will be considered to have resigned their seat. The Board of Directors will move to fill the position.